UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2009

Travelzoo Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Indentification Number)

590 Madison Avenue, 37th Floor, New York, New York 10022
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (212) 484-4900

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On August 14, 2009, Travelzoo Inc. issued a press release accouncing its intention to sell its Asia Pacific division. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits.    See Exhibit Index.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC.

Date: August 14, 2009	By:	/s/ Wayne Lee
Wayne Lee Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated August 14, 2009.